                                                                   Exhibit 10.36

                                 AMENDMENT IX


AMENDMENT IX, to be attached to and form a part of Lease Agreement dated 7 November 1990, Amendment I dated 29 April 1991, Amendment II dated 19 August 1991, Amendment III dated 4 December 1992, Amendment IV dated 10 August 1993, Amendment V dated 8 November 1993, Amendment VI dated 20 February 1995, Amendment VII dated 31 May 1995, and Amendment VIII dated April 21, 1997 (which together with any amendments, modifications and extensions thereof is hereinafter referred to as "Lease Agreement"),

     BETWEEN:

CWK #7 Limited Partnership

     hereinafter referred to as "LANDLORD", and

Papa John's International Inc., a Delaware corporation

     hereinafter referred to as "TENANT",

concerning the premises described as follows:

     Approximately 31,180 R.S.F. of office space, which shall herein be deemed to be as displayed in Exhibit "A-9", within the Decimal Point Corporate Center located at 11492 Bluegrass Parkway, Louisville, Kentucky 40299, situated on real property described on Exhibit "B-9".

WHEREAS, Landlord and Tenant desire to extend the term of said Lease Agreement;

Now, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, Landlord and Tenant hereby amend said Lease Agreement to read as follows:

1. Reference Article 1: The term of the Lease is hereby extended six (6) months commencing July 1, 1998 ("Commencement Date") and ending December 31, 1998.

2. Reference Article 2A: Base rent for the premises (31,180 R.S.F.) starting July 1, 1998 shall be $38,117.55 per month.

3. Entire Agreement: This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by both parties. Landlord and Tenant acknowledge that there are no representations, either oral or written, between them other than those in this Lease.

All other terms and conditions of the original Lease Agreement dated 7 November 1990, Amendment I dated 29 April 1991, Amendment II dated 19 August 1991, Amendment III dated 4 December 1992, Amendment IV dated 10 August 1993, Amendment V dated 8 November 1993, Amendment VI dated 20 February 1995, Amendment VII dated 31 May 1995 and Amendment VIII dated 21 April 1997 shall remain the same.

WITNESS WHEREOF, the parties hereto have signed this Amendment IX this 23 day of December, 1997.


TENANT:                                LANDLORD:
Papa Johns International               CIT Asset Management L.P.
a Delaware corporation                 Agent for CWK#7 Limited Partnership
                                       By:  Crow Family, Inc., its General
                                            Partner



By: /s/ Richard J. Emmett              By: /s/ James C. Hendricks
   ---------------------------            -------------------------------------
      Richard J Emmett                       James C. Hendricks

Title: VP and Senior Counsel           Title: Vice President
      ------------------------               ----------------------------------

Witness: /s/ Lee Ann Zeller            Witness: /s/ David T. Cobell
        ----------------------                 --------------------------------

                                  EXHIBIT A-9
                                  -----------

                                LEASED PREMISES





                        DECIMAL POINT CORPORATE CENTER
                                   31,180 SF




                  [DIAGRAM OF DECIMAL POINT CORPORATE CENTER]

                                  EXHIBIT B-9


                        DECIMAL POINT CORPORATE CENTER


                         Legal Description of Premises


Beginning at a point in the southeast corner of a tract of land conveyed to Crow-Kessler, a Texas Limited Partnership, as recorded in Deed book 5432, Page 263 in the aforementioned clerk's office, and the west right-of-way line of Bluegrass Parkway thence with the west right-of-way line of Bluegrass Parkway south 02 degrees 24' 46" East, 151.96 feet to a point; thence with the arc of a curve to the left having a radius of 565.00 feet and a chord of South 07 degrees 31' 23" East, 100.65 feet to a point; thence with the arc of a curve to the right having a radius of 40.00 feet and a chord of South 30 degrees 35' 20" West, 54.79 feet to a point; thence with the north right-of-way line of Decimal Drive with the arc of a curve to the right having a radius of 260.00 feet and a chord of South 83 degrees 10' 45" West, 84.64 feet to a point; thence North 87 degrees 27' 10" West, 324.32 feet to a point; thence leaving the right-of-way of Decimal Drive North 02 degrees 32' 50" East, 26.59 feet to a point; thence with the arc of a curve to the left having a radius of 149.98 feet and the following chords: North 13 degrees 23' 23" West, 82.36 feet to a point; North 43 degrees 10' 26" West, 71.80 feet to a point; thence with the arc of a curve to the right having a radius of 150.00 feet and a chord of North 35 degrees 30' 41" West,
110.01 feet to a point; thence North 76 degrees 00' 00" East, 105.00 feet to a point; thence South 14 degrees 00' 00" East, 20.57 feet to a point; thence North 76 degrees 00' 00" East, 129.099 feet to a point; thence North 35 degrees 45' 31" East, 22.88 feet to a point in the south line of a tract of land conveyed to Crow-Kessler, A Texas Limited Partnership as previously mentioned; thence with said line South 65 degrees 54' 55" East, 65.03 feet to a point; thence North 76 degrees 00' 00" East, 200.00 feet to a point; thence South 02 degrees 24' 46" East, 33.27 feet to a point; thence North 87 degrees 35' 14" East, 47.00 feet to the point of beginning containing 3.230 acres.